[Letterhead of Sonesta International Hotels Corporation]

                             200 CLARENDON STREET

                          BOSTON, MASSACHUSETTS 02116



                                                                 April 16, 1999



To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held on May 18, 1999, at 9:00 in the morning, notice of which is enclosed. The Meeting will be held at the Company's Corporate Offices, 200 Clarendon Street, Boston, Massachusetts. I hope that as many stockholders as possible will attend.

     Please date and sign the enclosed Proxy and return it in the accompanying envelope. This will not prevent you from voting in person at the Meeting if you so desire, in which case you may revoke your Proxy at that time. By returning your signed Proxy now, you can be sure that your vote will be counted even if you are not able to attend the Meeting. If you have received Proxies as both a Common Stock and Preferred Stock owner, please sign, date and return both Proxies.

     The Annual Report of the Company for 1998 is being forwarded to stockholders together with this Notice and Proxy Statement; however, any stockholder who wishes to receive another copy of this report or the Company's Form 10-K may obtain one, without charge, by writing to the Secretary of the Company at the above address.


                                        Roger P. Sonnabend
                                          Chairman of the Board

            [Letterhead of Sonesta International Hotels Corporation]

                             200 CLARENDON STREET

                          BOSTON, MASSACHUSETTS 02116

                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS


To the Stockholders of
  Sonesta International Hotels Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sonesta International Hotels Corporation (the "Company"), will be held at the Company's Corporate Offices, 200 Clarendon Street, Boston, Massachusetts on May 18, 1999, at 9:00 a.m., for the following purposes.

Matter No.
----------

   1. To elect a Board of Directors.

   2. To ratify the appointment of Ernst & Young LLP as independent auditors for the year 1999.

   3. To consider and transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of Preferred and Common Stock are entitled to vote on Matter No. 1 as set forth in the accompanying Proxy Statement; only the holders of Common Stock may vote on the other matters.

     Stockholders of record at the close of business on April 9, 1999 are entitled to notice of and to vote at the Meeting.


                           By Order of the Board of Directors,


                                    Peter J. Sonnabend
                                    Secretary


Dated: April 16, 1999

                                PROXY STATEMENT

Solicitation of Proxies

     The accompanying Proxy is solicited by the Board of Directors of the Company. All shares represented by the accompanying Proxy will be voted in accordance with the specified choice of the stockholders. In the absence of directions, the Proxy will be voted for the election of the nominees for Directors named in this Proxy Statement, and for the ratification of the appointment of Ernst & Young LLP as independent auditors for the year 1999. The Proxy may be revoked at any time before it is exercised by notifying the Company in writing at the address listed on the Notice of Annual Meeting of Stockholders, Attention--Office of the Secretary; or by voting in person at the Meeting.

     All costs of solicitation of Proxies will be borne by the Company. In addition to solicitation by mail, the Company's Directors, officers and regular employees, without additional remuneration, may solicit Proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward Proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket and clerical disbursements in connection therewith. This Proxy Statement and accompanying Proxy are first being mailed to stockholders on or about April 16, 1999.

Outstanding Voting Securities and Voting Rights

     The outstanding voting securities of the Company as of April 1, 1999 consisted of 2,068,215 shares of Common Stock and 10,672 shares of Preferred Stock. Only stockholders of record at the close of business on April 9, 1999 will be entitled to vote. Stockholders are entitled to one vote per share. In connection with the election of Directors, holders of Preferred Stock as a class elect two Directors and holders of Common Stock as a class elect the remaining Directors. All stockholders have cumulative voting rights with respect to the election of Directors, which means that within each class a stockholder's total vote (number of shares held multiplied by the number of Directors to be elected by that class) may be cast entirely for one nominee or distributed among two or more nominees. The Board of Directors is soliciting discretionary authority to cumulate votes. The vote of the holders of a majority of the Common Stock voting at the Meeting will be sufficient to take action on matters other than the election of Directors. Holders of Preferred Stock are not entitled to vote on any matter other than the election of Directors.

     Under SEC rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for Director. In accordance with New York State law, such abstentions are not counted in determining the votes cast in connection with the selection of auditors or the election of one or more of the nominees for Director.

                           1. ELECTION OF DIRECTORS

     The persons named in the accompanying Proxy, unless otherwise instructed, intend to vote shares of Common Stock in favor of the election as Directors for the ensuing year of the Common Stock Nominees named below and to vote shares of Preferred Stock in favor of the election as Directors for the ensuing year of the Preferred Stock Nominees named below, and will be entitled to vote cumulatively in respect of any such nominees. In case any of those named should become unavailable to serve, it is intended that votes may be cast for a substitute. The Board of Directors of the Company has no reason to believe the persons named will be unable or decline to serve if elected.



                                                                                                Owned Beneficially as of
                                                                                                    April 1, 1999(1)
Common Stock Nominees                                                                        ------------------------------
                                                                                              Shares and       Shares and
                                                                                              Percent of       Percent of
                                                                                               Preferred         Common
                            Name, Age and Principal Occupation                                  Stock(2)         Stock(3)
                            ----------------------------------                               ------------   ---------------
George S. Abrams                                         Age 66; Director since May, 1995;
  Attorney and Director and Trustee of several organizations .............................       None           61,285(4)
                                                                                                                 (3.0%)
  Mr. Abrams has been an attorney with the law firm Winer and Abrams, Boston,
Massachusetts for more than 20 years. He formerly served as General Counsel and Staff
Director of the United States Senate Judiciary Subcommittee on Refugees. Mr. Abrams
is a Director of Viacom, Inc. and of National Amusements, Inc. Mr. Abrams also serves as a trustee and on the Visiting Committees of a number of cultural, arts-related and educational institutions, including the Museum of Fine Arts, in Boston, and the Harvard
University Art Museums.

Vernon R. Alden                                         Age: 75; Director since May, 1978;
  Director and Trustee of several organizations ..........................................       None            2,819
                                                                                                                  (.1%)
  Mr. Alden was Chairman of the Board and Executive Committee of The Boston
Company, Inc., a financial services company, from 1969 to 1978. He was President of
Ohio University from 1962 to 1969. Mr. Alden is a former Director of Digital Equipment
Corporation, Colgate-Palmolive Company, McGraw-Hill, The Mead Corporation and
Intermet Corporation. He is an Independent General Partner of three ML-Lee
Acquisition Funds and trustee of several cultural and educational organizations. Mr.
Alden is a Chairman of the Japan Society of Boston and the Honorary Consul General
for the Royal Kingdom of Thailand in Boston.

                                                                                           Owned Beneficially as of
                                                                                               April 1, 1999(1)
Common Stock Nominees                                                                  ---------------------------------
                                                                                         Shares and        Shares and
                                                                                         Percent of        Percent of
                                                                                          Preferred          Common
                         Name, Age and Principal Occupation                                Stock(2)          Stock(3)
------------------------------------------------------------------------------------   --------------   ----------------
Joseph L. Bower                                   Age: 60; Director since May, 1984;
  Donald Kirk David Professor of Business Administration, Harvard Business
  School ...........................................................................        None               200
                                                                                                             (Less
                                                                                                              than
  Mr. Bower has been a member of the faculty of the Harvard Business School since                             .1%)

l963 and has served as Senior Associate Dean, Chairman of the Doctoral Programs, and
Director of Research. Mr. Bower is a Director of ANIKA Therapeutics, Inc., Brown
Group, Inc., The ML-Lee Acquisition Funds, New America High Income Fund, and is
Vice Chairman of the New England Conservatory of Music and a trustee of the
DeCordova and Dana Museum and Park. He has published extensively on strategy, organization, and the relation of business and government.

Peter J. Sonnabend (8)(9)                         Age: 45; Director since May, 1995;
  Vice Chairman and Secretary, Sonesta International Hotels Corporation ............      2,000(5)         106,112(7)
                                                                                          (18.7%)            (5.1%)
  After graduating from Wesleyan University and Boston University School of Law,
Mr. Sonnabend practiced law with the Boston law firm of Winer and Abrams from
1980 to 1987. In March 1987, he joined the Company as Vice President and
Assistant Secretary, in May 1987 he became Vice President and Secretary, and in
May 1995 was named Vice Chairman. He also represents the Company as General
Counsel. Mr. Sonnabend is a trustee of The Institute of Contemporary Art, in
Boston.

Roger P. Sonnabend (6)(8)                         Age: 73; Director since May, 1959;
  Chairman of the Board and Chief Executive Officer, Sonesta International Hotels
  Corporation ......................................................................      2,000(5)         539,351(7)
                                                                                          (18.7%)            (26.1%)
  Mr. Sonnabend, a graduate of the Massachusetts Institute of Technology and
Harvard Business School, became a Vice President of the Company in 1956 after ten years of hotel managerial experience. Subsequently, he was Executive Vice
President and from 1963 to 1970 was President of the Company. Since June, 1970,
Mr. Sonnabend has been Chairman of the Board and from January, 1978 until
November, 1983 he also held the office of President. He is involved with many professional, business, community and educational institutions.

                                                                                                 Owned Beneficially as of
                                                                                                     April 1, 1999(1)
Common Stock Nominees                                                                        ---------------------------------
                                                                                               Shares and        Shares and
                                                                                               Percent of        Percent of
                                                                                                Preferred          Common
                            Name, Age and Principal Occupation                                   Stock(2)          Stock(3)
------------------------------------------------------------------------------------------   --------------   ----------------
Stephanie Sonnabend (8) (10)                        Age: 46; Director since January, 1996;
  President, Sonesta International Hotels Corporation ....................................       2,000(5)        106,875(7)
                                                                                                 (18.7%)           (5.2%)
  Ms. Sonnabend graduated from Harvard-Radcliffe College in 1975 and The Sloan
School of Management, MIT in 1979. She joined the company in 1979 and held various managerial positions including Vice President of Sales, Vice President of Marketing,
and Executive Vice President. In January 1996, she became President of the Company.
Ms. Sonnabend serves on the Board of Directors of Century Bancorp and Century Bank
and Trust, the Board of Trustees of Radcliffe College, and the Board of Overseers of
New England Conservatory.

Jean C. Tempel                                    Age: 56; Director since September, 1995;
  Special Limited Partner, TL Ventures ...................................................
                                                                                                   None             None
  During 1991, Ms. Tempel was a consultant for Safeguard Scientifics, Inc., a
Philadelphia-based NYSE technology company. She became President and COO in
January, 1992. In November, 1993, she returned to Boston and became a partner in
TL Ventures, a Safeguard affiliated venture capital firm. She serves as a
Director of Centocor, Inc., a trustee of the Scudder-Kemper mutual funds, and of several private companies, and is a trustee of Northeastern University and
Connecticut College.

                                                                                                 Owned Beneficially as of
                                                                                                     April 1, 1999(1)
Preferred Stock Nominees                                                                     ---------------------------------
                                                                                               Shares and        Shares and
                                                                                               Percent of        Percent of
                                                                                                Preferred          Common
                            Name, Age and Principal Occupation                                  Stock(2)          Stock(3)
------------------------------------------------------------------------------------------   --------------   ----------------
Paul Sonnabend (6) (8)                                 Age: 71; Director since June, 1961;
  Chairman of the Executive Committee and Chief Financial Officer, Sonesta
  International Hotels Corporation .......................................................       2,000(5)        477,614(7)
                                                                                                 (18.7%)           (23.1%)
  Mr. Sonnabend graduated in 1950 from Cornell University School of Hotel
Administration after serving in the U.S. Naval Reserve. He was President of the
Company from 1970 to 1977. In May, 1980, Mr. Sonnabend became Vice Chairman of the Board, a position he held until November, 1983 when he reassumed the
Presidency of the Company. In January, 1996, in connection with Stephanie
Sonnabend's being named President, Mr. Sonnabend was named Chairman of the
Executive Committee and Chief Financial Officer of the Company. Mr. Sonnabend is
active in many community projects.

Stephen Sonnabend (6) (8)                             Age: 67; Director since April, 1964;
  Senior Vice President, Sonesta International Hotels Corporation ........................       2,000(5)        201,310(7)
                                                                                                 (18.7%)           (9.7%)
  Mr. Sonnabend has served as General Manager of the Royal Sonesta Hotel in
Cambridge and the Sonesta Beach Resort in Key Biscayne. In 1970 he became Senior
Vice President of the Company and serves as President of the Sonesta Beach Resort in Key Biscayne, Florida.

--------

 (1) Shares are considered beneficially owned for the purposes of this Proxy Statement if held by the person indicated as beneficial owner, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of, such security, or if the person has the right to acquire beneficial ownership within sixty (60) days.

 (2) As of April 1, 1999 the nominees listed in the table above owned an aggregate of 2,000 shares of the Company's Preferred Stock, representing 18.7% of that class of equity securities.

 (3) As of April 1, 1999 the nominees listed in the table above beneficially owned an aggregate of 1,265,569 shares of the Company's Common Stock, representing 61% of that class of equity securities.

 (4) Of these shares, 60,000 are held as a Trustee of several trusts for the benefit of Paul Sonnabend's children and grandchildren; 38,000 of these shares are deemed to be beneficially owned by Paul Sonnabend and 26,500 of these shares are deemed to be beneficially owned by Peter J. Sonnabend.

 (5) Constitutes the 2,000 shares of Preferred Stock owned by the Sonnabend Foundation, a charitable trust established by the Sonnabends. See Note 2 on page 17.

 (6) Roger, Paul and Stephen Sonnabend are brothers.

 (7) By virtue of his or her stock ownership interest and position with the Company, he or she may be deemed to control the Company (or be in common control with other stockholders of the Company) within the meaning of the Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

 (8) See Note 2 on page 17.

 (9) Peter J. Sonnabend is the son of Paul Sonnabend, who is deemed to be the beneficial owner of 71,700 shares of the common stock owned by Peter J. Sonnabend.

(10) Stephanie Sonnabend is the daughter of Roger P. Sonnabend, who is deemed to be the beneficial owner of 98,297 shares of the Common Stock owned by Stephanie Sonnabend.

Committees of the Board of Directors

     The Company's Board of Directors has an Audit Committee consisting of Messrs. Abrams, Alden and Bower. Mr. Alden serves as Chairman of this Committee, which meets periodically with the Company's management and independent public accountants to assure that they are carrying out their responsibilities.

     The Company's Board of Directors has an Executive Committee consisting of Messrs. Bower, Paul Sonnabend, and Roger P. Sonnabend. Mr. Paul Sonnabend serves as Chairman of this Committee. The Committee has the authority, except as proscribed by law, to exercise the powers of the Directors in the management of the business affairs and property of the Company during the intervals between the meetings of the Board.

     The Company's Board of Directors has a Nominating Committee consisting of Messrs. Bower, Alden, and Peter J. Sonnabend, and Ms. Sonnabend. Mr. Bower serves as Chairman of this Committee. The functions of this Committee include consideration of the composition of the Board and recommendation of individuals for election as Directors of the Company. The Nominating Committee will consider nominees recommended by security holders provided such nominations are made pursuant to the Company's By-laws and applicable law.

     The Company's Board of Directors has a Compensation Committee consisting of Messrs. Alden and Bower and Ms. Tempel. Mr. Bower serves as Chairman of this Committee, which meets periodically to review and consider the appropriateness of the compensation of the Company's management.

Directors' Attendance and Fees

     Directors who are not salaried employees of the Company receive annual compensation of $12,000, plus an attendance fee of $600 per meeting.

     During 1998 there were four meetings of the Board of Directors, one meeting of the Compensation Committee, and one meeting of the Audit Committee. The Executive Committee did not meet during 1998. Each of the nominees attended at least 75% of the total number of meetings of the Board of Directors and of the committees on which such Directors served during 1998, except Mr. Alden who attended two of the four meetings of the Board.


Executive Compensation

     Set forth below is the compensation paid and/or accrued by the Company, including its subsidiaries, for services in all capacities for the last three completed fiscal years to or for the benefit of the CEO and each of its four other most highly compensated executive officers whose aggregate cash compensation exceeded $100,000.


                           Summary Compensation Table

                                                  Annual Compensation
                                      -------------------------------------------
           Name & Principal                                         Other Annual
               Position                Year     Salary    Bonus *   Compensation
------------------------------------- ------ ----------- --------- --------------
Roger P. Sonnabend                    1998    $418,374    $74,722       NONE
Chief Executive Officer               1997     418,374     58,238
                                      1996     418,374     56,335
Paul Sonnabend                        1998     396,158     70,754       NONE
Chairman of Exec. Comm.               1997     396,158     55,145
& CFO                                 1996     396,158     53,362
Stephen Sonnabend                     1998     280,395     50,079       NONE
Senior Vice President                 1997     280,395     39,031
                                      1996     280,395     37,769
Hans U. Wandfluh                      1998     235,000     58,750       NONE
Vice President; President & General   1997     225,000     52,643
Manager, Royal Sonesta Hotel,         1996     205,000     51,250
New Orleans
Jacqueline Sonnabend                  1998     250,000     44,650       NONE
Executive Vice President              1997     208,000     28,954
                                      1996     200,000     26,940
Peter J. Sonnabend                    1998     250,000     44,650       NONE
Vice Chairman,                        1997     208,000     28,954
Vice President, and                   1996     200,000     26,940
Secretary
Stephanie Sonnabend                   1998     250,000     44,650       NONE
President                             1997     208,000     28,954
                                      1996     200,000     26,940
                                                     Long Term Compensation
                                      ----------------------------------------------------
                                       Restricted     Securities
           Name & Principal               Stock       Underlying    LTIP **    All Other
               Position                   Award     Options/SAR's   Payouts   Compensation
------------------------------------- ------------ --------------- --------- -------------
Roger P. Sonnabend                        NONE           NONE         NONE        NONE
Chief Executive Officer

Paul Sonnabend                            NONE           NONE         NONE        NONE
Chairman of Exec. Comm.
& CFO
Stephen Sonnabend                         NONE           NONE         NONE        NONE
Senior Vice President

Hans U. Wandfluh                          NONE           NONE         NONE        NONE
Vice President; President & General
Manager, Royal Sonesta Hotel,
New Orleans
Jacqueline Sonnabend                      NONE           NONE         NONE        NONE
Executive Vice President

Peter J. Sonnabend                        NONE           NONE         NONE        NONE
Vice Chairman,
Vice President, and
Secretary
Stephanie Sonnabend                       NONE           NONE         NONE        NONE
President

--------

 * These bonuses were paid under the Company's incentive compensation plan (see p.12)
** Long Term Incentive Plan

Agreements with Executives

     The Company entered into Restated Employment Agreements with Roger P. Sonnabend, Paul Sonnabend, and Stephen Sonnabend, effective as of January 1, 1992, and amended and updated in November 1995 (Paul) and March 1996 (Roger, Stephen), which replaced Restated Employment Agreements dated January 1, 1984, at annual base salaries of at least $418,374, $396,158, and $280,395, respectively. The current terms end December 31, 1999, but are automatically renewed for successive one year terms unless terminated by either party. Upon the death of any of such executives, the Company has undertaken to continue payments to their respective "Beneficiary" (as defined in the Agreement) in an amount equal to fifty percent (50%) of the applicable base salary as of the date of death, for a period of four years following death. Under separate agreements, dated December 31, 1991, and amended and updated in November 1995 (Paul) and March 1996 (Roger, Stephen), the Company has agreed that in the event of the permanent and total disability of Roger P. Sonnabend, Paul Sonnabend or Stephen Sonnabend while in the employ of the Company, the Company will continue payments to such executive in an amount equal to fifty percent (50%) of the applicable base salary at the date of disability, for a period of four years following the disability; and if death occurs during disability, for the balance of the four-year period, to the executive's spouse, estate or other designated beneficiary.

Incentive Compensation Plan

     The Company has an incentive compensation plan under which pre-tax profit thresholds are established at the beginning of each year for certain of its hotels. Once the profit threshold is reached at a hotel, key employees of that hotel are entitled to receive a bonus equal to 3% of their annual salary, and 10% of any profits in excess of the threshold are shared proportionally by the same group. Additionally, key employees of each hotel may receive a bonus of up to two percentage points based on an evaluation of that hotel's performance in the areas of personal service and hotel physical appearance. The total incentive bonus paid out during each year is capped at 25% of base salary. Executive Office key employees, including officers of the Company, are entitled to receive incentive payments equal to that percentage of their respective salaries which equals the average (as a percentage of salaries) of all incentive payments made to certain hotel key employees as a group.

Pension Plan

     The Company has an I.R.S. qualified defined benefit pension plan which covers all non-union salaried employees at its Executive Offices and its hotels in Boston (Cambridge), Key Biscayne and New Orleans. All officers and Directors who are full-time employees of the Company are covered under this plan. Benefits under the plan are based on the average compensation for the highest sixty consecutive months of service during employment, reduced proportionately for each year of service less than twenty-seven (full service period). The plan provides for integration with 50% of the primary Social Security benefit, reduced proportionately for each year of service less than twenty-seven. It provides for a normal retirement age of 65 and an early retirement age of 55 with five years of service. Benefits become vested at normal retirement age or upon the completion of five years of service and attaining the age of 21. Thus, the Company is unable to ascertain the benefits which may accrue to its Directors and/or officers since the benefits are based on variable factors.

     The following table sets forth a range of estimated annual retirement benefits under the plan upon retirement at age 65.

                              PENSION PLAN TABLE

       Average
Annual Compensation for                       Years of Service
    Highest Sixty         ------------------------------------------------------
  Consecutive Months          15         20         25         30*        35*
-----------------------   ---------- ---------- ---------- ---------- ----------
$125,000 ................   $30,249    $40,332    $50,415    $54,448    $54,448
$150,000 ................   $37,193    $49,591    $61,989    $66,948    $66,948
$175,000 ................   $44,138    $58,850    $73,563    $79,448    $79,448
$200,000 ................   $51,082    $68,110    $85,137    $91,948    $91,948
$225,000 ................   $58,027    $77,369    $96,711   $104,448   $104,448
$250,000 ................   $64,971    $86,628   $108,285   $116,948   $116,948
$300,000 ................   $78,860   $105,147   $130,000   $130,000   $130,000
$350,000 ................   $92,749   $123,665   $130,000   $130,000   $130,000
$400,000 ................  $106,638   $130,000   $130,000   $130,000   $130,000
$450,000 ................  $120,527   $130,000   $130,000   $130,000   $130,000
$500,000 ................  $130,000   $130,000   $130,000   $130,000   $130,000

--------


*The maximum benefit under the Company's Pension Plan is based on 27 years of service.


     The above benefits are calculated on a straight-life annuity basis and after deducting a portion of Social Security benefits, as described above.


     For 1998 the maximum benefit allowable under the Employee Retirement Income Security Act of 1974 is $130,000.


     Each of Roger, Paul and Stephen Sonnabend has the maximum number of years of credited service under the pension plan (27 years). Of the other individuals named in the Summary Compensation Table on page 11, Hans Wandfluh has 26 years of credited service, and Jacqueline, Peter and Stephanie Sonnabend have 15, 12 and 20 years of accredited service, respectively.


Compensation Committee Report on Executive Compensation

     The compensation paid to Company executives has, for many years, consisted largely of two components: base salary and cash incentive bonus program. The Compensation Committee, which is comprised solely of non-management directors, is responsible for reviewing, approving and administering executive compensation. In evaluating executive compensation, the Committee considers several factors, including job responsibilities, job performance, the compensation paid to executives holding similar positions in other companies of comparable size and complexity to the Company, the performance and financial condition of the Company, factors unique to the Company, and changes in the cost of living.

     The Compensation Committee met in January 1998 to consider the base salaries to be paid to the chief executive officer and the executives named in the Summary Compensation Table for 1998. The Committee noted the record performance in 1997 of the Company's hotels in Boston (Cambridge), Massachusetts, its leased hotel in New Orleans, Louisiana, and the improved results and enhanced facilities of its resort hotel in Anguilla, B.W.I. The year 1997 was also notable in that the Company completed the extensive renovation of one half of the guestrooms at its Boston hotel, and installed other improvements at the property including a new communications system; opened a new hotel in Luxor, Egypt; and entered into agreements for a new hotel in Miami Beach, Florida. Based on the above-mentioned factors, the Committee, on Management's recommendation, approved base salary increases for all executive officers of the Company, except the chief executive officer, the chairman of the executive committee and senior vice president, who for the third consecutive year received no increase in base salary. The increase in base salary for Hans U. Wandflluh was 8%, and the increase for Jacqueline, Peter and Stephanie Sonnabend was 20%.

     The second component of executive compensation relates to annual bonuses which may be earned by the chief executive officer as well as all other executive and key officers of the Company under the Company's Incentive Compensation Plan. The chief executive officer and the other named executive officers earn bonuses under this plan based on the average (as a percentage of salaries) of all incentive payments made to certain key hotel employees under the plan based on performance objectives established by Management and approved by the Compensation Committee at the beginning of each year for certain of the company's hotels. The Company's Incentive Compensation Plan is described in more detail under "Incentive Compensation Plan" contained elsewhere in this Proxy Statement.

     The Company has not maintained a stock option plan for several years and none of the executive officers named in the Summary Compensation Table presently holds any stock options. Stock options have not been deemed a necessary part of the Company's compensation program due in part to the fact that six of the seven named executive officers are beneficial owners of a significant number of shares of the Company's capital stock.

     Submitted by the Compensation Committee.

     Vernon R. Alden, Joseph L. Bower, Chairman, and Jean C. Tempel.

Performance Graph

     The following graph compares the annual percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Stock Market (US Companies) and the NASDAQ Hotels and Motels for the five-year period commencing December 31, 1993 and ending December 31, 1998.

                Comparison of Five-Year Cumulative Total Returns
                             Performance Graph for
                    Sonesta International Hotels Corporation


Prepared by the Center for Research in Security Prices
Produced on 04/02/1999 including data to 12/31/1998

[Line chart]

                  Sonesta           Nasdaq            NASDAQ
               International         Stock            Stocks
                  Hotels            Market          Hotels and
                Corporation    (U.S. Companies)       Motels
              ---------------------------------------------------
12/31/93          100.000           100.000          100.000
                  101.550           103.035          104.674
                  101.550           102.073          108.773
                  103.876            95.798           97.628
                  103.876            94.554           82.859
                  103.876            94.785           82.833
                  105.824            91.319           74.246
                  105.824            93.192           80.853
                  105.824            99.135           84.565
                  104.244            98.881           86.183
                  112.141           100.824           86.004
                  113.721            97.479           81.033
12/30/94          114.827            97.752           81.245
                  110.812            98.309           77.530
                  114.827           103.509           79.680
                  109.206           106.579           78.060
                  107.600           109.937           84.587
                  104.388           112.775           89.798
                  111.133           121.914           97.446
                  116.036           130.876          102.853
                  119.304           133.531          101.251
                  107.047           136.601           95.576
                   83.350           135.813           86.732
                   84.984           139.004           88.370
12/29/95           82.170           138.265           90.136
                  103.970           138.944           90.976
                  107.324           144.233           87.485
                  109.001           144.708           87.882
                  112.355           156.710           98.942
                  114.032           163.906          110.409
                  116.074           156.517          114.536
                  124.609           142.559          106.859
                  134.851           150.547          107.868
                  145.093           162.062          116.646
                  147.653           160.271          113.178
                  135.705           170.179          112.113
12/31/96          138.509           170.025          112.434
                  135.046           182.109          111.014
                  135.912           172.037          113.893
                  135.912           160.804           98.617
                  128.121           165.831          104.383
                  128.121           184.696          107.365
                  129.319           190.353          109.744
                  130.198           210.432          112.502
                  140.755           210.179          124.893
                  142.515           222.580          126.743
                  160.989           211.020          115.073
                  211.133           212.164          118.179
12/31/97          199.187           208.532          107.474
                  213.415           215.158          106.549
                  199.187           235.389          112.986
                  202.744           244.025          107.435
                  199.187           248.054          111.732
                  167.175           234.261          105.394
                  176.514           250.681           97.960
                  219.742           247.694           93.089
                  197.227           198.800           72.013
                  192.724           226.450           68.409
                  190.923           236.226           71.143
                  199.929           260.132           75.070
12/31/98          196.573           293.832           73.465

[End line chart]

                                     Legend

        Symbol        CRSP Total Returns Index for:                   12/31/93   12/30/94   12/29/95   12/31/96  12/31/97   12/31/98
        ------        -----------------------------                   --------   --------   --------   --------  --------   --------
[Solid line, square]  Sonesta International Hotels Corporation          100.0     114.8       82.2       138.5     199.2      196.6
[Dashes & dots, star] Nasdaq Stock Market (U.S. Companies)              100.0      97.8      138.8       170.0     208.5      239.6
[Dashes, triangle]    NASDAQ Stocks (SCI 7010-7019 US + Foreign)        100.0      81.2       90.1        90.1     107.5      102.2
                      Hotels and Motels

Notes:
   A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
   B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
   C. If the monthly interval, based on the firscal year-end, is not a trading day, the preceding trading day is used.
   D.  The Index level for all series was set to $100.0 on 12/31/93.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Company's Board of Directors consisted of Vernon R. Alden, Joseph L. Bower, Lawrence M. Levinson and Jean C. Tempel throughout 1998.

Certain Relationships/Transactions

     Mr. George S. Abrams, a Director of the Company, performed legal services for the Company during 1997, 1998 and 1999.

     The law firm of Burns & Levinson, of which Mr. Lawrence M. Levinson, a former Director of the Company, is a partner, performed legal services for the Company during 1997, 1998 and 1999.

     The Company has purchased artwork for its hotels and executive offices from Obelisk Gallery, Inc., a corporation owned by Mrs. Roger Sonnabend. Purchases from January 1, 1998 through March 1, 1999 have totaled $139,343 including $19,090 on behalf of managed hotels. The Company believes that the prices paid for such artwork are at least as favorable to the Company as would have been obtained from unrelated parties.


                            PRINCIPAL STOCKHOLDERS

     The following tables set forth certain information as of April 1, 1999 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock and more than 5% of the Company's Preferred Stock.


                                 COMMON STOCK

Name and Address                        Number of Shares       Percent
of Beneficial Owner                  Beneficially Owned(1)     of Class
-------------------                  ---------------------     --------
Alan M. Sonnabend (2) ...........         115,749(3)              5.6%
c/o Sonesta Beach Resort
350 Ocean Drive
Key Biscayne, FL 33149

Paul Sonnabend (2) ..............         477,614                23.1%
200 Clarendon Street
Boston, MA 02116

Peter J. Sonnabend (2) ..........         106,112(4)              5.1%
200 Clarendon Street
Boston, MA 02116

Roger P. Sonnabend (2) ..........         539,351                26.1%
200 Clarendon Street
Boston, MA 02116

Stephanie Sonnabend (2) .........         106,875(5)              5.2%
200 Clarendon Street
Boston, MA 02116

Name and Address                                                                Number of Shares        Percent
of Beneficial Owner                                                           Beneficially Owned(1)     of Class
-------------------                                                           ---------------------     --------
Stephen Sonnabend (2) .....................................................           201,310              9.7%
200 Clarendon Street
Boston, MA 02116

All executive officers and Directors as a group (15 persons including those         1,274,558             61.6%
noted above) ..............................................................

Marvin C. Schwartz (6) ....................................................           199,500              9.6%
c/o Neuberger & Berman
605 Third Avenue
New York, New York 10158

--------

(1) See note 1 on Page 9.

(2) 1,195,675 shares of the Company's Common Stock are subject to the Sonnabend Voting Trust Agreement dated August 1, 1984, as amended in December, 1984. The voting trust terminates on December 31, 2000, or at such time as there are fewer than two trustees. The present trustees are Messrs. Roger, Paul and Stephen Sonnabend; any two trustees have the power to vote the shares in their discretion unless otherwise directed by the holders of a majority of the beneficial owners of the shares. The trustees and fourteen other members of the Sonnabend family are the record owners of these shares.

(3) Of these shares, 106,172 are deemed to be beneficially owned by Roger P. Sonnabend.

(4) Of these shares, 71,700 are deemed to be beneficially owned by Paul
    Sonnabend.

(5) Of these shares, 98,297 are deemed to be beneficially owned by Roger P. Sonnabend.

(6) Marvin C. Schwartz has the sole power to dispose of 74,000 shares and has shared dispositive power with regard to 125,500 shares. Mr. Schwartz has sole voting power with regard to 74,000 shares and does not have shared voting power over any shares.

                                PREFERRED STOCK


Name and Address                                                                   Number of Shares        Percent
of Beneficial Owner                                                              Beneficially Owned(1)     of Class
-------------------                                                              ---------------------     --------
Paul Sonnabend, Stephanie Sonnabend and Peter J. Sonnabend, as holders of
  the voting rights in the Sonnabend Foundation(2) ..........................             2,000              18.7%
All executive officers and Directors as a group (15 persons including above)              2,000              18.7%

--------
(1) See note 1 on Page 9.

(2) On April 1, 1999 members of the Sonnabend family, including Roger P. Sonnabend, Paul Sonnabend, Stephanie Sonnabend, Stephen Sonnabend and Peter
    J. Sonnabend, owned beneficially 2,000 shares of Preferred Stock, all of which was owned beneficially by the Sonnabend Foundation, a charitable trust established by the Sonnabends.

     Jacqueline Sonnabend and Hans U. Wandfluh, who are referenced in the Summary Compensation Table on Page 11, are the beneficial owners of the following amounts of Common Stock: Jacqueline Sonnabend: 98,275 shares; Hans U.
Wandfluh: 4,000 shares. Neither of such persons is the beneficial owner of Preferred Stock.


                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The persons named in the accompanying Proxy intend, unless otherwise instructed, to vote shares of Common Stock for Ernst & Young LLP as independent auditors for the Company for the year 1999. The appointment of this firm has been made by the Board of Directors of the Company upon recommendation of its Audit Committee, subject to stockholder ratification. Until 1979, Arthur Young & Company, which merged with Ernst & Whinney during 1989 to form Ernst & Young LLP, had acted as independent auditors for the Company for many years and was reappointed in 1985.

     Ernst & Young LLP is an internationally recognized firm of independent auditors. This firm has considerable experience in the hotel industry and has offices in all locations in which the Company operates. In the opinion of the Board of Directors of the Company, Ernst & Young LLP is fully qualified to act as independent auditors for the Company.

     The Audit Committee has previously reviewed and approved the scope of the annual audit by the Company's independent public accountants. The Committee also reviews all services and fees at the end of each annual audit.

     A representative of Ernst & Young LLP is expected to be present at the Meeting and will have an opportunity to make a statement and is to be available to respond to stockholders' questions.


                             STOCKHOLDER PROPOSALS

     Proposals that stockholders intend to present at the next Annual Meeting of Stockholders must comply with Rule 14a-8 of the Securities and Exchange Commission issued under the Securities Exchange Act of 1934 and must be received at the principal executive offices of the Company, 200 Clarendon Street, Boston, Massachusetts 02116 not later than February 1, 2000.

                                 MISCELLANEOUS

     The Board of Directors does not know of any matters, other than those discussed in this Proxy Statement, which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.


                                        By Order of the Board of Directors




                                                  PETER J. SONNABEND
                                                       Secretary


Dated: April 16, 1999

     The Board of Directors hopes that all stockholders will attend the Meeting. In the meantime, you are requested to execute the accompanying Proxy and return it in the enclosed envelope. Stockholders who attend the Meeting may vote their stock personally even though they have sent in their Proxies.

COMMON PROXY

                    SONESTA INTERNATIONAL HOTELS CORPORATION

             PROXY For Annual Meeting of Stockholders--May 18, 1999
                    Sonesta International Hotels Corporation
                  200 Clarendon Street, Boston, Massachusetts

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation, hereby constitutes and appoints BOY A.J. VAN RIEL and PETER J. SONNABEND and each of them, the true and lawful attorneys and proxies of the undersigned with power of substitution in each of them and their respective substitute(s), for and in the name of the undersigned to vote the COMMON STOCK which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sonesta International Hotels Corporation, to be held on May 18, 1999 at 9:00 A.M. and at any adjournment(s) thereof, to the same extent and with all powers which the undersigned would possess if personally present. A majority of such attorneys and proxies or their substitute(s), or if only one be present and acting at such meeting, then that one, shall have and may exercise all of the powers of all of said attorneys and proxies. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith, each dated April 16, 1999.

                 (Continued and to be SIGNED on the other side)
--------------------------------------------------------------------------------

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                    SONESTA INTERNATIONAL HOTELS CORPORATION

                                  COMMON STOCK

                                  May 18, 1999

                 Please Detach and Mail in the Envelope Provided


Please mark
your votes as
indicated in
this example.

[EXAMPLE - BOX WITH X INSERTED]

                 FOR all nominees                 WITHHOLD
                 listed at right                  AUTHORITY
                 (except as marked to             to vote for nominees
                 the contrary)                    listed at right
1. ELECTION
   DIRECTORS.    [BOX for marking vote]           [BOX for marking vote]      Nominees:  G. Abrams
                                                                                         V. Alden
                                                                                         J. Bower
                                                                                         P.J. Sonnabend
                                                                                         R. Sonnabend
                                                                                         S. Sonnabend
                                                                                         J. Tempel


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------


2. Ratification of Ernst & Young as independent accountants of the Company for the year 1999.

        FOR       AGAINST       ABSTAIN

3. Upon such other business as may properly come before the meeting or any adjournment(s) thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL
BE VOTED FOR PROPOSALS NO. 1 AND NO. 2.

PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY.

Date                                  , 1999
     ---------------------------------

--------------------------------------------

--------------------------------------------
                 Signature(s)

NOTE: Please sign exactly as your name or names appear hereon. Joint owners should sign personally. Corporate proxies should be signed by authorized officer, and have seal affixed and attested.

PREFERRED PROXY

                    SONESTA INTERNATIONAL HOTELS CORPORATION

             PROXY For Annual Meeting of Stockholders--May 18, 1999
                    Sonesta International Hotels Corporation
                  200 Clarendon Street, Boston, Massachusetts

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation, hereby constitutes and appoints BOY A.J. VAN RIEL and PETER J. SONNABEND and each of them, the true and lawful attorneys and proxies of the undersigned with power of substitution in each of them and their respective substitute(s), for and in the name of the undersigned to vote the 5% CUMULATIVE PREFERRED STOCK which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sonesta International Hotels Corporation, to be held on May 18, 1999 at 9:00 A.M., and at any adjournment(s) thereof, to the same extent and with all powers which the undersigned would possess if personally present. A majority of such attorneys and proxies or their substitute(s), or if only one be present and acting at such meeting, then that one, shall have and may exercise all of the powers of all of said attorneys and proxies. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith, each dated April 16, 1999.

                 (Continued and to be SIGNED on the other side)
--------------------------------------------------------------------------------

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                    SONESTA INTERNATIONAL HOTELS CORPORATION

                                PREFERRED STOCK

                                  May 18, 1999



                Please detach and Mail in the Envelope Provided


Please mark
your votes as
in this example.

[EXAMPLE - BOX WITH X INSERTED]

                 FOR all nominees                 WITHHOLD
                 listed at right                  AUTHORITY
                 (except as marked to             to vote for nominees
                 the contrary)                    listed at right
1. ELECTION
   DIRECTORS     [BOX for marking vote]           [BOX for marking vote]      Nominees:  P. Sonnabend
                                                                                         S. Sonnabend


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------


2. Upon such other business as may properly come before the meeting or any adjournment(s) thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL
BE VOTED FOR PROPOSAL 1.

PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY.

Date                                  , 1999
     ---------------------------------

--------------------------------------------

--------------------------------------------
                 Signature(s)

NOTE: Please sign exactly as your name or names appear hereon. Joint owners should sign personally. Corporate proxies should be signed by authorized officer, and have seal affixed and attached.